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                          STOCKHOLDER VOTING AGREEMENT



                                  BY AND AMONG

                                 CIMA LABS INC.

                                       AND

                              FREDERICK D. SANCILIO



                           DATED AS OF AUGUST 5, 2003

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                          STOCKHOLDER VOTING AGREEMENT

         This STOCKHOLDER VOTING AGREEMENT (this "Agreement") is entered into as of August 5, 2003, by and among Cima Labs Inc., a Delaware corporation ("Cima"), and Frederick D. Sancilio ("Stockholder"), a stockholder of aaiPharma Inc., a Delaware corporation ("AAI").

                                   WITNESSETH:

         WHEREAS, as of the date hereof, Stockholder "beneficially owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition
of) and to vote (or to direct the voting of) 6,253,167 shares of common stock, par value $0.001 per share (the "Common Stock"), of AAI, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of AAI affecting the Common Stock (such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by Stockholder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as the "Subject Shares");

         WHEREAS, Cima, AAI, Scarlet Holding Corporation, a Delaware corporation ("Holding Company"), Scarlet MergerCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("S MergerCo"), and Crimson MergerCo, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Holding Company ("C MergerCo"), propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, the "Merger Agreement"), pursuant to which Holding Company will acquire all of the capital stock of each of Cima and AAI through the merger of S MergerCo with and into AAI (the "AAI Merger") and the merger of C MergerCo with and into Cima (the "Cima Merger"), with AAI and Cima surviving as wholly owned subsidiaries of Holding Company; and

         WHEREAS, as a condition to the willingness of Cima to enter into the Merger Agreement, and as an inducement and in consideration therefor, Cima has required that Stockholder agree, and Stockholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

                                   ARTICLE II
                     VOTING AGREEMENT AND IRREVOCABLE PROXY

         SECTION 2.1 AGREEMENT TO VOTE THE SUBJECT SHARES. Stockholder, in his capacity as such, hereby agrees that, during the period commencing on the date hereof and continuing until



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the termination of this Agreement (such period, the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of AAI, however called, or in connection with any written consent of the holders of any class or classes of the capital stock of AAI, Stockholder shall vote (or cause to be voted) the Subject Shares (x) in favor of adoption of the Merger Agreement and the approval of the AAI Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof), (y) against any action, proposal, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of AAI or any of its subsidiaries under the Merger Agreement or of Stockholder under this Agreement, and (z) except as otherwise agreed to in writing in advance by Cima, against (i) any Acquisition Proposal; (ii) any change in the Persons who constitute the board of directors of AAI that is not approved in advance by at least a majority of the Persons who were directors of AAI as of the date of this Agreement (or their successors who were so approved); and (iii) any other action or proposal involving AAI or any of its subsidiaries that is intended, or could reasonably be expected, to prevent, materially impede, or materially impair or delay consummation of the AAI Merger or the other transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Stockholder agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any Person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement.

         SECTION 2.2 GRANT OF IRREVOCABLE PROXY. Stockholder hereby appoints Cima and any designee of Cima, and each of them individually, as Stockholder's proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect the Subject Shares in accordance with Section 2.1. This proxy is given to secure the performance of the duties of Stockholder under this Agreement. The Stockholder shall promptly cause a copy of this Agreement to be deposited with AAI at its principal place of business. Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.

         SECTION 2.3 NATURE OF IRREVOCABLE PROXY. The proxy and power of attorney granted pursuant to Section 2.2 by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy and shall revoke any and all prior proxies granted by Stockholder. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement pursuant to Section 6.1.

         SECTION 2.4 LEGEND. Stockholder shall promptly cause the following legend to be conspicuously noted on each certificate representing its Subject
Shares:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER VOTING AGREEMENT DATED AS OF AUGUST 5, 2003. THE STOCKHOLDER




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         VOTING AGREEMENT RESTRICTS THE TRANSFERABILITY OF THE SHARES
         REPRESENTED BY THIS CERTIFICATE AND INCLUDES A VOTING AGREEMENT AND AN IRREVOCABLE PROXY TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE."

         SECTION 2.5 CAPACITY. No person executing this Agreement who is or becomes during the term hereof a director or officer of AAI makes any agreement or understanding herein in his or her capacity as such a director or officer of AAI. Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, the Subject Shares and nothing herein shall limit or affect any actions taken by Stockholder or any Affiliate of Stockholder in his capacity as an officer or director of AAI to the extent permitted by the Merger Agreement.

                                  ARTICLE III
                                    COVENANTS

         SECTION 3.1 GENERALLY. Stockholder agrees that, except as contemplated by the terms of this Agreement and the Merger Agreement or as set forth on
Schedule I hereto, during the Voting Period, he shall not (a) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Subject Shares, except for transfers by operation of law, by will or pursuant to the laws of descent or distribution; or (b) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting his ability to perform his obligations under this Agreement.

         SECTION 3.2 STANDSTILL OBLIGATIONS OF STOCKHOLDER. Stockholder, jointly and severally, covenants and agrees with Cima that, during the period commencing on the date hereof and ending on the date this Agreement is terminated under
Section 6.1 hereof:

         (a) Stockholder shall not, nor shall Stockholder permit any of his Affiliates to, nor shall Stockholder act in concert with or permit any Affiliate to act in concert with any Person to, solicit or participate, directly or indirectly, in any "solicitation" of "proxies" (as defined by the rules and regulations of the Securities and Exchange Commission) or powers of attorney or similar rights to vote from any holder of shares of Common Stock, nor shall they seek to advise or influence any Person with respect to the voting of any shares of Common Stock in connection with any vote or other action on any matter, other than to recommend that stockholders of AAI vote in favor of the AAI Merger and the Merger Agreement and otherwise as expressly provided by Article II of this Agreement.

         (b) Stockholder shall not, nor shall Stockholder permit any of his Affiliates to, nor shall Stockholder act in concert with or permit any Affiliate to act in concert with any Person to, deposit any shares of Common Stock in a voting trust or subject any shares of Common Stock to any arrangement or agreement with any Person with respect to the voting of such shares of Common Stock, except as provided by Article II and Schedule I of this Agreement.




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                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         Stockholder hereby represents and warrants, jointly and severally, to Cima as follows:

         SECTION 4.1 CAPACITY. Stockholder has all legal capacity and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

         SECTION 4.2 OWNERSHIP OF SHARES. As of the date hereof, Stockholder is the lawful owner of 6,113,167 shares of Common Stock (the "Owned Shares") and has the sole power to vote (or cause to be voted) such shares of Common Stock. Except as set forth on Schedule II hereto, neither Stockholder nor any Affiliate of Stockholder owns or holds any right to acquire any additional shares of any class of capital stock of AAI or other securities of AAI or any interest therein or any voting rights with respect to any securities of AAI. Except as set forth on Schedule III hereto, Stockholder has good and valid title to the Owned Shares, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement.

         SECTION 4.3 NO CONFLICTS. (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby and (b) none of the execution and delivery of this Agreement by the Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof shall (i) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of the Subject Shares or assets may be bound or (ii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Stockholder's ability to perform his obligations under this Agreement.

         SECTION 4.4 RELIANCE BY CIMA. Stockholder understands and acknowledges that Cima is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Stockholder.

                                   ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF CIMA

         Cima hereby represents and warrants to the Stockholder as follows:

         SECTION 5.1 DUE ORGANIZATION, ETC. Cima is a company duly organized and validly existing under the Laws of the jurisdiction of its incorporation. Cima has all necessary corporate



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power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Cima and constitutes a valid and binding obligation of Cima enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

         SECTION 5.2 CONFLICTS. (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by Cima and the consummation by Cima of the transactions contemplated hereby and (b) none of the execution and delivery of this Agreement by Cima or the consummation by Cima of the transactions contemplated hereby shall (i) conflict with or result in any breach of the organizational documents of Cima, (ii) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Cima is a party or by which Cima or any of its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Cima's ability to perform its obligations under this Agreement.

                                   ARTICLE VI
                                   TERMINATION

         SECTION 6.1 TERMINATION. This Agreement shall terminate, and neither Cima nor Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of (a) the mutual consent of Cima and Stockholder to terminate this Agreement, (b) the Effective Time, (c) the date of termination of the Merger Agreement in accordance with its terms, (d) the Termination Date or (e) the date of any amendment to the Merger Agreement in a manner that reduces the AAI Exchange Ratio, increases the Cima Exchange Ratio or amends or alters Section
6.04 therein in a manner adverse to Stockholder, unless consented to by Stockholder; provided, however, that (1) the termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at Law or in equity) against any other party hereto for such party's breach of any of the terms of this Agreement. Notwithstanding the foregoing, Sections 7.2 through 7.13, inclusive, of this Agreement shall survive the termination of this Agreement.

                                  ARTICLE VII
                                  MISCELLANEOUS

         SECTION 7.1 PUBLICATION. Stockholder hereby permits Cima to publish and disclose in the Proxy Statement (and all related documents and schedules filed with the Securities and Exchange Commission) his identity and ownership of shares of Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement.

         SECTION 7.2 FURTHER ACTIONS. Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate this Agreement.


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         SECTION 7.3 AMENDMENTS, WAIVERS, ETC. This Agreement may not be
amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         SECTION 7.4 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedies at Law or in equity.

         SECTION 7.5 NOTICES. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in Person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier, in each case as follows:

                           If to Cima, addressed to it at:

                           Cima Labs, Inc.
                           10000 Valley View Road
                           Eden Prairie, MN  55344-9361
                           Fax: (952) 947-8770
                           Attn:  Chief Executive Officer

                           with a copy to:

                           Latham & Watkins LLP
                           650 Town Center Drive, Suite 2000
                           Cost Mesa, California  92626-1918
                           Attention:  Patrick T. Seaver
                                       Charles K. Ruck
                                       R. Scott Shean
                           Facsimile:  (714) 755-8290



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                           If to the Stockholder, addressed to it at:

                           Frederick D. Sancilio
                           1900 Eastwood Road, Suite 5
                           Wilmington, North Carolina 28403
                           Fax:   (910) 815-2340
                           Attn:  Frederick D. Sancilio

                           with a copy to:

                           Robinson, Bradshaw & Hinson, P.A.
                           101 N. Tryon Street, Suite 1900
                           Charlotte, North Carolina  28246
                           Attention:  Stephen M. Lynch
                                       Matthew S. Churchill
                                       Laura C. Smith
                           Facsimile:  (704) 373-3955

         SECTION 7.6 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 7.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 7.8 ENTIRE AGREEMENT. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         SECTION 7.9 ASSIGNMENT. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of each of the parties.

         SECTION 7.10 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 7.11 MUTUAL DRAFTING. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.


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         SECTION 7.12 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF TRIAL BY
JURY.

         (a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to the Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the application of Delaware principles of conflicts of laws.

         (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.5. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

         (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12(c).

         SECTION 7.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, Cima and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.



                                 CIMA LABS INC.

                                 By: /s/ Steven B. Ratoff
                                     ------------------------------------------
                                     Steven B. Ratoff
                                     Interim Chief Executive Officer

                                 STOCKHOLDER


                                 By: /s/ Frederick D. Sancilio
                                     ------------------------------------------
                                     Frederick D. Sancilio, Ph.D.





                   SIGNATURE PAGE TO SANCILIO VOTING AGREEMENT